EXHIBIT 32.3

PRB ENERGY, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of PRB Energy, Inc. for the fiscal quarter ended June 30, 2006, I, Robert W. Wright, Chairman and Chief Executive Officer and Chief Financial Officer of PRB Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                          This Form 10-Q for the fiscal quarter ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                          The information contained in this Form 10-Q for the fiscal quarter ended June 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of PRB Energy, Inc. for the periods presented therein.

Date: August 14, 2006

/s/ ROBERT W. WRIGHT

Robert W. Wright
Chairman and Chief Executive Officer
(Principal Executive Officer)

/s/ ROBERT W. WRIGHT

Robert W. Wright
Chief Financial Officer
(Principal Financial Officer)